EXHIBIT 10.1
AMDL, Inc.
2007 Equity Incentive Plan
1. Purpose.
The purpose of the AMDL, Inc. 2007 Equity Incentive Plan (the “Plan”) is to strengthen AMDL, Inc., a Delaware corporation (the “Company”), by providing to employees, officers, directors, consultants and independent contractors of the Company or any of its Subsidiaries (as defined below) (including dealers, distributors, and other business entities or persons providing services on behalf of the Company or any of its Subsidiaries) added incentive for high levels of performance and unusual efforts to increase the earnings of the Company. The Plan seeks to accomplish this purpose by enabling specified persons to purchase shares of the Company’s common stock, $.001 par value, thereby increasing their proprietary interest in the Company’s success and encouraging them to remain in the employ or service of the Company.
2. Definitions.
     “Affiliate” means any Parent or Subsidiary of the Company, whether now or hereafter existing.
     “Board” means the Board of Directors of the Company.
     "Change in Control” means (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets. A transaction shall not constitute a Change in Control if its sole purpose is to change the jurisdiction of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
     “Code” means the Internal Revenue Code of 1986, as amended.
     “Committee” means the Compensation Committee of the Board, which shall administer the Plan and consist of a majority of Independent Directors.
     “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services, including members of any advisory board constituted by the Company, or (ii) who is a member of the Board of Directors of an Affiliate. However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director’s fee by the Company for their services as Directors.
     “Continuous Service” means, with respect to Employees, service with the Company or an Affiliate that is not interrupted or terminated. With respect to Directors or Consultants, Continuous Service means service with the Company, or a Parent or Subsidiary of the Company, whether as a Director or Consultant, that is not interrupted or terminated. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.
     “Director” means a member of the Board.
     “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.
     “Eligible Recipient” means any Employee, Officer, Director or Consultant of the Company, or of a Parent or Subsidiary of the Company.
     “Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended
     “Fair Market Value” means, as of any date, the value of the Ordinary Shares determined as follows: The fair market value per share of the Ordinary Shares as determined by the Committee in good faith. The Committee is authorized to make its determination as to the fair market value per share of the Ordinary Shares on the following basis: (i) if the Ordinary Shares are traded only otherwise than on a securities exchange and are not quoted on the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), but are quoted on the bulletin board or in the “pink sheets” published by the National Daily Quotation Bureau, the greater of (a) the average of the mean between the average daily bid and average daily asked prices of the Ordinary Shares during the thirty (30) day period preceding the date of grant of an Option, as quoted on the bulletin board or in the “pink sheets” published by the National Daily Quotation Bureau, or (b) the mean between the average daily bid and average daily asked prices of the Ordinary Shares on the date of grant, as published on the bulletin board or in such “pink sheets;” (ii) if the Ordinary Shares are traded on a securities exchange or on the NASDAQ, the greater of (a) the average of the daily closing prices of the Ordinary Shares during the ten (10) trading days preceding the date of grant of an Option, or (b) the closing price of the Ordinary Shares on the last trading day preceding the date of grant of an Option; or (iii) if the Ordinary Shares are traded only otherwise than as described in (i) or (ii) above, or if the Ordinary Shares are not publicly traded, the value determined by the Committee in good faith based upon the fair market value as determined by completely independent and well qualified experts.
     “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
     “Independent Director” means an independent director as defined in Section 121 of the American Stock Exchange Company Guide, or any successor rule, as in effect from time to time.
     “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
     “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
     “Option” means a stock option granted pursuant to Section 6 of the Plan.

     “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.
     “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
     “Ordinary Shares” means the shares of common stock, $.001 par value, of the Company.
     “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.
     “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
     “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.
     “Plan” means this 2007 Equity Incentive Plan, as amended from time to time.
     “Restricted Stock” shall mean a grant of Ordinary Shares pursuant to Section 7 of the Plan.
     “Securities Act” means the Securities Act of 1933, as amended.
     “Stock Award” means any Option or grant of Restricted Stock governed by the Plan.
     “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.
     “Subsidiary” means (1) in the case of an Incentive Stock Option, a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, and (2) in the case of any other Stock Award, in addition to a subsidiary corporation as defined in clause (1), (A) a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests, or (B) an entity with respect to which the Company possesses the power, directly or indirectly, to direct or cause the direction of the management and policies, whether through the Company’s ownership of voting securities, by contract or otherwise.
     “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock comprising more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3. Administration.
     (a) Administration by the Committee. This Plan shall be administered by the Committee. Any action of the Committee with respect to administration of the Plan shall be taken pursuant to (i) a majority vote at a meeting of the Committee (to be documented by minutes), or (ii) the unanimous written consent of its members.
     (b) Powers of the Committee. Subject to the express provisions of this Plan, the Committee shall have the authority to: (i) construe and interpret the Plan, decide all questions and settle all controversies and disputes which may arise in connection with the Plan and to define the terms used therein; (ii) prescribe, amend and rescind rules and regulations relating to administration of the Plan; (iii) determine the purchase price of the Shares covered by each Stock Award and the method of payment of such price, individuals to whom, and the time or times at which, Stock Awards shall be granted and exercisable and the number of Ordinary Shares covered by each Stock Award; (iv) determine the terms and provisions of the respective Stock Award Agreements (which need not be identical); (v) determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of the Plan; and (vi) make all other determinations necessary or advisable to the administration of the Plan. Determinations of the Committee on matters referred to in this Section 3 shall be conclusive and binding on all parties howsoever concerned. With respect to Incentive Stock Options, the Committee shall administer the Plan in compliance with the provisions of Code Section 422 as the same may hereafter be amended from time to time. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Award.
     (c) Effect of the Committee’s Decision. All determinations, interpretations and constructions regarding the Plan or any Stock Award made by the Committee in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.
4. Shares Subject to the Plan.
     (a) Share Reserve. Subject to the provisions of Section 13 relating to adjustments upon changes in Ordinary Shares, the number of Ordinary Shares that may be issued under the Plan shall not exceed 1,500,000 in the aggregate.
     (b) Reversion of Shares and Availability of Shares to the Share Reserve. If any Stock Award granted under the Plan or under any other equity incentive plan of the Company shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, or if any Ordinary Shares issued to a Participant pursuant to a Stock Award granted under the Plan or under any other equity incentive plan of the Company are forfeited back to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting or exercise of such shares, then the Ordinary Shares not acquired under such Stock Award shall become available for issuance under the Plan, subject to the limitation in Section 4(a).
     (c) Source of Shares. The Ordinary Shares subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.
5. Eligibility.
     (a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options and Restricted Stock awards may be granted to all Eligible

Recipients. Within the foregoing limits, the Committee, from time to time, shall determine and designate persons to whom Stock Awards may be granted. All such designations shall be made in the absolute discretion of the Committee and shall not require the approval of the stockholders, except to the extent such approval is required pursuant to applicable securities laws or rules of an applicable securities exchange. In determining (i) the number of Ordinary Shares to be covered by each Stock Award, (ii) the purchase price for such Ordinary Shares and the method of payment of such price (subject to the other sections hereof), (iii) the individuals of the eligible class to whom Stock Awards shall be granted, (iv) the terms and provisions of the respective Stock Award Agreements, and (v) the times at which such Stock Awards shall be granted, the Committee shall take into account such factors as it shall deem relevant in connection with accomplishing the purpose of the Plan as set forth in Section 1. An individual who has been granted a Stock Award may be granted additional Stock Awards if the Committee shall so determine. No Stock Award shall be granted under the Plan after March 14, 2016 but Stock Awards granted before such date may be exercisable after such date.
     (b) Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Ordinary Shares at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.
     (c) Consultants. A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions. Form S-8 generally is available to consultants and advisors only if (i) they are natural persons, (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer’s parent, and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.
     (d) Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its subsidiaries operate or have Employees, Officers, Directors or Consultants, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which subsidiaries shall be covered by the Plan; (ii) determine which Employees, Officers, Directors or Consultants outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Stock Award granted to Employees, Officers, Directors or Consultants outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this subplan as appendices); provided, however, that no such subplans and/or modifications shall increase the number of Ordinary Shares reserved for issuance under the Plan as set forth in Section 4 of the Plan; and (v) take any action, before or after a Stock Award is granted, that it deems advisable to obtain approval or comply with any applicable foreign laws. If the terms of any Stock Award Agreement delivered to a foreign Participant conflict with the terms of this Plan, the terms of such Stock Award Agreement will control.

6. Option Provisions.
     Each Option shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for Ordinary Shares purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:
     (a) Term. Subject to the provisions of Section 5(b) regarding Ten Percent Shareholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted.
     (b) Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5(b) regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Ordinary Shares subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.
     (c) Exercise Price of a Nonstatutory Stock Option. The exercise price of Nonstatutory Stock Options shall be not less than one hundred percent (100%) of the Fair Market Value of the Ordinary Shares subject to the Option on the date the Option is granted.
     (d) Consideration. The purchase price of Ordinary Shares acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Committee at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (A) by delivery to the Company of other Ordinary Shares, (B) according to a deferred payment or other similar arrangement with the Optionholder, subject to compliance with applicable state and federal securities laws, (C) pursuant to a cashless exercise program implemented by the Company in connection with the Plan, if any, or (D) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option Agreement, the purchase price of Ordinary Shares acquired pursuant to an Option that is paid by delivery to the Company of other Ordinary Shares acquired, directly or indirectly from the Company, shall be paid only by shares of the Ordinary Shares of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).
     In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.
     (e) Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

     (f) Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall be transferable only to the extent provided in the Option Agreement (subject to applicable securities laws). Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
     (g) Vesting Generally. The total number of Ordinary Shares subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 6(g) are subject to any Option provisions governing the minimum number of Ordinary Shares as to which an Option may be exercised.
     (h) Termination of Continuous Service. In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or, except with respect to Incentive Stock Options, such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.
     (i) Extension of Termination Date. Except with respect to Incentive Stock Options, an Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of Ordinary Shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 6(a), or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.
     (j) Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or, except with respect to Incentive Stock Options, such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of the Optionholder’s Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.
     (k) Death of Optionholder. In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement for exercising an outstanding Option following the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death pursuant to Section 6(e) or 6(f), but only within the period ending on the earlier of (A) the date eighteen (18) months following the date of death (or, except with respect to Incentive Stock Options, such longer or shorter period specified in the Option Agreement) or (B) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.
     (l) Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the Ordinary Shares subject to the Option prior to the full vesting of the Option. The early purchase of any unvested Ordinary Shares will be pursuant to an early exercise provision in the Option Agreement which may provide for a repurchase option in favor of the Company and other restrictions the Committee determines to be appropriate. Any repurchase option so provided for will be subject to the repurchase provisions set forth in Section 12(h) herein.
7. Provisions of Restricted Stock Awards.
     (a) Designation. Restricted Stock may be granted under the Plan. Restricted Stock may include a dividend equivalent right, as permitted by Section 13(a). After the Committee determines that it will offer Restricted Stock, it will advise the Participant in writing or electronically, by means of a Stock Award Agreement, of the terms, conditions and restrictions, including vesting, if any, related to the offer, including the number of Ordinary Shares that the Participant shall be entitled to receive or purchase, the price to be paid, if any, and, if applicable, the time within which the Participant must accept the offer. The offer shall be accepted by execution of a Stock Award Agreement or as otherwise directed by the Committee. The term of each award of Restricted Stock shall be at the discretion of the Committee.
     (b) Restrictions. Subject to the performance criteria below, the Committee may impose such conditions or restrictions on the Restricted Stock granted pursuant to the Plan as it may determine advisable, including the achievement of specific performance goals, time based restrictions on vesting, or others. If the Committee has established performance goals, the Committee shall determine whether a Participant has satisfied the performance goals.
     (c) Performance Criteria. Restricted Stock granted pursuant to the Plan that are intended to qualify as “performance based compensation” under Section 162(m) of the Code shall be subject to the attainment of performance goals relating to the Performance Criteria selected by the Committee and specified at the time such Restricted Stock is granted. For purposes of this Plan, "Performance Criteria” means any one criterion or multiple criteria for measuring performance selected by the Committee in its sole discretion, the measurement of which may be based upon Company, Subsidiary or business unit performance, or the individual performance of the Participant, either absolute or by relative comparison to other companies, other Participants or any other external measure of the selected criteria. Performance Criteria may include, without limitation, one or more of the following (as selected by the Committee): (1) cash flow; (2) earnings per share; (3) earnings before interest, taxes, and amortization; (4) return on equity; (5) total shareholder return; (6) share price performance; (7) return on capital; (8) return on assets or net assets; (9) revenue; (10) revenue growth; (11) earnings growth; (12) operating income; (13) operating profit; (14) profit margin; (15) return on operating revenue; (16) return on invested capital; (17) operating efficiency; or (18) productivity.
     (d) Transferability. Restricted Stock shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Award Agreement, as the Committee shall determine in its discretion.
     (e) Vesting. Unless the Committee determines otherwise, the Stock Award Agreement shall provide for the forfeiture of the non-vested Ordinary Shares underlying Restricted Stock upon termination of a Participant’s Continuous Service. To the extent that the Participant purchased the Ordinary Shares granted under any such Restricted Stock award and any such Ordinary Shares remain non-vested at the time of termination of a Participant’s Continuous Service, the termination of Participant’s Continuous Service shall cause an immediate sale of such non-vested Ordinary Shares to the Company at the original price per share of Ordinary Shares paid by the Participant.
8. Change in Control. Upon a Change in Control, Stock Awards outstanding under the Plan may be subject to the following:
     (a) Assumption by Surviving Corporation. If a Change in Control of the Company occurs, then, to the extent permitted by applicable law, any surviving corporation may assume all Stock Awards outstanding under the Plan, or may substitute similar stock awards in lieu of such Stock Awards.
     (b) Acceleration of Vesting. Without limiting the authority of the Committee under any provision of the Plan, if a Change in Control of the Company occurs, then, if approved by the Committee in its sole discretion either in a Stock Award Agreement at the time a Stock Award is granted, or at any time after the grant of a Stock Award, all Stock Awards that have been outstanding for at least six months will become immediately exercisable in full and will remain exercisable in accordance with their terms
     (c) Cash Payment. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in Stock Award Agreement at the time a Stock Award is granted, or at any time after the grant of a Stock Award, and without the consent of any Participant affected thereby, may determine that:
          (i) Some or all Participants holding outstanding Stock Awards will receive, with respect to some or all of the Ordinary Shares subject to such Stock Awards (“Award Shares”), either (i) as of the effective date of any such Change in Control, cash in an amount equal to the excess of the Fair Market Value of such Award Shares on the last business day prior to the effective date of such Change in Control over the exercise price per share of such Award Shares, (ii) immediately prior to such Change of Control, a number of Ordinary Shares having an aggregate Fair Market Value equal to the excess of the Fair Market Value of the Award Shares as of the last business day prior to the effective date of such Change in Control over the exercise price per share of such Award Shares; or (iii) any combination of cash or Ordinary Shares with the amount of each component to be determined by the Committee not inconsistent with the foregoing clauses (i) and (ii), as proportionally adjusted; and
          (ii) Any Stock Awards which, as of the effective date of any such Change in Control, are “underwater” shall terminate as of the effective date of any such Change in Control. For purposes of this Section, a Stock Award will be deemed to be “underwater” at any time when the Fair Market Value of the Ordinary Shares is less than the exercise price of the Stock Award.
     (d) Limitation of Change in Control Payments. Notwithstanding anything in the Plan to the contrary, if, with respect to a Participant, the acceleration of the exercisability of a Stock Award as provided in subsection (b) above, or the payment of cash or Ordinary Shares in exchange for all or part of a Stock Award as provided in subsection (c) (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to this Section 8 will be reduced to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if a Participant is subject to a separate agreement with the Company or a Subsidiary which specifically provides that payments attributable to one or more forms of employee stock incentives or to payments made in lieu of employee stock incentives will not reduce any other payments under such agreement, even if it would constitute an excess parachute payment, or provides that the Participant will have the discretion to determine which payments will be reduced in order to avoid an excess parachute payment, then the limitations of this Section 8(d) will, to that extent, not apply.
9. Covenants of the Company.
     (a) Availability of Shares. During the time any Stock Award remains outstanding, the Company shall keep available at all times the number of Ordinary Shares required to satisfy such Stock Awards upon exercise thereof.
     (b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell Ordinary Shares upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Ordinary Shares issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Ordinary Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Ordinary Shares upon exercise of such Stock Awards unless and until such authority is obtained.
10. Use of Proceeds from Stock.
     Proceeds from the sale of Ordinary Shares pursuant to exercises of Stock Awards granted hereunder shall constitute general funds of the Company.
11. Effective Date of Plan.
     The Plan shall become effective as determined by the Board, but no Stock Awards shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.
12. Miscellaneous.
     (a) Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the applicable Stock Award Agreement stating the time at which it may first be exercised or the time during which it will vest.
     (b) Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Ordinary Shares subject to a Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to the applicable Stock Award Agreement.
     (c) No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such

Consultant’s agreement with the Company or an Affiliate, or (iii) the service of an Officer or Director pursuant to the Bylaws of the Company or an Affiliate, and/or the provisions of any contract governing such services, and/or any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
     (d) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Ordinary Shares with respect to which Incentive Stock Options are exercisable for the first time by any Option holder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.
     (e) Maximum Award Amounts. In no event shall a Participant receive Stock Awards during any one (1) calendar year covering in the aggregate more than 300,000 Ordinary Shares.
     (f) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Ordinary Shares under any Stock Award (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award, and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Ordinary Shares subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Ordinary Shares. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the Ordinary Shares upon the exercise or acquisition of Ordinary Shares under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Ordinary Shares.
     (g) Withholding Obligations. To the extent provided by the terms of the applicable Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Ordinary Shares under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment, (ii) authorizing the Company to withhold Ordinary Shares from the Ordinary Shares otherwise issuable to the Participant as a result of the exercise or acquisition of Ordinary Shares under the Stock Award, provided, however, that no Ordinary Shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law, or (iii) delivering to the Company owned and unencumbered Ordinary Shares.
     (h) Repurchase Provisions. The Company shall exercise any repurchase option specified in a Stock Award Agreement by giving the Participant written notice of intent to exercise the repurchase option. Payment may be cash or cancellation of purchase money indebtedness for the Ordinary Shares. The terms of any repurchase option shall be specified in the applicable Stock Award Agreement and may be either at Fair Market Value at the time of repurchase or at not less than the original purchase price.
     (i) Plan Unfunded. The Plan shall be unfunded. Except for the Board’s reservation of a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan,

the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure satisfaction of any Stock Award.
13. Adjustments upon Changes in Stock.
     (a) Capitalization Adjustments. In the event that any dividend or other distribution (whether in the form of cash, shares of the Ordinary Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of Ordinary Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Ordinary Shares occurs, the Committee, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, may, in its sole discretion, adjust the number and class of Ordinary Shares that may be delivered under the Plan and/or the number, class, and price of Ordinary Shares covered by each outstanding Stock Award.
     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent they have not been previously exercised, outstanding Stock Awards will terminate immediately prior to the consummation of such proposed action.
     (c) No Limitations. The grant of Options will in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
14. Amendment of the Plan and Stock Awards.
     (a) Amendment of Plan. The Committee at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in Ordinary Shares, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the applicable requirements of Section 422 or 162(m) of the Code and the Treasury Regulations thereunder, Rule 16b-3 under the Exchange Act or any Nasdaq or securities exchange listing requirements. For purposes of clarity, any increase in the number of shares reserved for issuance hereunder in accordance with the provisions of Section 4(a) hereof shall not be deemed to be an amendment to the Plan.
     (b) Contemplated Amendments. It is expressly contemplated that the Committee may amend the Plan in any respect the Committee deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.
     (c) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.
15. Termination or Suspension of the Plan.
     (a) Plan Term. The Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is later. No Stock Award may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.
16. Choice of Law.
     The law of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.